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                                                                    EXHIBIT 99.5


                      AMENDMENT TO VOTING TRUST AGREEMENT

        This AMENDMENT TO VOTING TRUST AGREEMENT (this "Voting Trust Amendment"), dated as of the 15th day of October, 1997, by and between Ronald
S. Haft (the "Beneficiary") and Dart Group Corporation ("Dart").

                                  WITNESSETH:

        WHEREAS, Dart and the Beneficiary entered into that certain Settlement Agreement, dated as of October 6, 1995 (the "RSH/Dart Settlement Agreement"), for the purpose of, inter alia, settling certain lawsuits and other disputes between them;

        WHEREAS, in connection with the RSH/Dart Settlement Agreement, the Beneficiary and Dart, together with Larry G. Schafran and Sidney B. Silverman, as the initial voting trustees (the "Interim Voting Trustees"), entered into that certain Voting Trust Agreement, dated as of October 6, 1995 (the "Voting Trust Agreement");

        WHEREAS, in December 1995 the Interim Voting Trustees appointed Richard
B. Stone as Voting Trustee under the Voting Trust Agreement, in accordance with
Section 9(a) of the Voting Trust Agreement, and resigned as Interim Voting Trustees, in accordance with Section 9(c) of the Voting Trust Agreement;
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        WHEREAS, on October 18, 1995, Robert M. Haft, Gloria G. Haft and Linda
G. Haft (collectively, "RGL") filed a lawsuit captioned Gloria Haft, et al. v. Larry Schafran, et al., Civ. A. No. 14620 (Del. Ch.), challenging the legal effect of the Voting Trust Agreement, claiming that shares of Dart Class B Common Stock held by RGL represented majority voting control of Dart and seeking a judicial declaration that directors selected by RGL were the properly empowered directors of Dart (the "Section 225 Lawsuit");

        WHEREAS, on November 6, 1995, Herbert H. Haft ("HHH") filed a lawsuit captioned Herbert H. Haft v. Dart Group Corporation, et al., Civ. A. No. 14685 (Del. Ch.), challenging the transactions pursuant to the RSH/Dart Settlement Agreement (the "HHH Settlement Lawsuit");

        WHEREAS, Dart and certain of its subsidiaries have entered into, and consummated the closing under, a Settlement Agreement, dated August 18, 1997, with RGL pursuant to which, inter alia, Dart has purchased a total of 104,976 shares of Dart Class B Common Stock for a total price of approximately $14.7 million and consummated certain other settlement transactions with RGL involving additional payments by Dart and/or its subsidiaries totalling more than $35 million, and RGL have dismissed the Section 225 Lawsuit;





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        WHEREAS, Dart and HHH are entering into a Settlement Agreement, dated on or about the date hereof (the "HHH/Dart Settlement Agreement"), pursuant to which, inter alia, HHH has agreed to relinquish his claim to power to vote shares of Dart Class B Common Stock and to terminate the HHH Settlement Lawsuit, and Dart has agreed to consummate certain other settlement transactions with HHH involving payments by Dart and/or its subsidiaries totalling more than $27 million and a loan by Dart of $10 million.

        WHEREAS, in connection with the execution and delivery of the HHH/Dart Settlement Agreement, Dart and the Beneficiary entered into that certain Second Supplemental Settlement Agreement, dated as of October 15, 1997, which provides for the execution and delivery of this Voting Trust Amendment;

        WHEREAS, the execution and delivery of this Voting Trust Amendment, and the amendment of Dart's Certificate of Incorporation contemplated hereby, are conditions precedent to the closing of the transactions contemplated by the HHH/Dart Settlement Agreement;

        WHEREAS, the fourth recital to the Voting Trust Agreement anticipates "an orderly transition of the corporate governance of





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Dart from domination by the previous holders of Dart's Class B Common Stock or their affiliates";

        WHEREAS, Section 12 of the Voting Trust Agreement provides that the Voting Trust Agreement may be amended by a written agreement executed by the Beneficiary and Dart, and that any such amendment of the Voting Trust Agreement that is not also executed by the Voting Trustees shall not be effective until the earlier of written acceptance thereof by the Voting Trustee or 10 days after delivery of written notice of the amendment to the Voting Trustees; and

        WHEREAS, Dart and the Beneficiary wish to amend the Voting Trust Agreement as set forth herein.

        NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Amendment of Voting Trust Agreement. The Voting Trust Agreement shall hereby be amended by adding the following new paragraphs (c) and (d) at the end of Section 4 of the Voting Trust Agreement:

                 (c) Notwithstanding any other provision of this Agreement, upon the adoption by the Board of Directors of Dart of a resolution setting forth, and declaring the advisability of, an amendment to the Certificate of Incorporation of Dart, as amended, to provide the holder of each outstanding share of Dart's Class A Common Stock with





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        the right to vote in the election of directors and all other matters on the same basis as the holder of each outstanding share of Dart's Class
        B Common Stock, the Voting Trustee shall be required to vote all of the Trust Shares (to the full extent the Trust Shares are entitled to be voted) in favor of such amendment, either by written consent of majority stockholder in lieu of a meeting pursuant to Section 228 of the Delaware General Corporation Law or at a special meeting of stockholders called for such purpose, so as to cause such amendment to become effective immediately at the time of the HHH Closing (as defined in that certain Second Supplemental Settlement Agreement, dated as of October 15, 1997, by and between the Beneficiary and Dart).

                 "(d) Notwithstanding any other provision of this Agreement, after an amendment of Dart's Certificate of Incorporation referenced in paragraph (c) of this Section 4 has become effective, the Voting Trustees shall not be entitled to vote any of the Trust Shares in any election of directors or on any other matter, unless all of the Trust Shares are voted in the same proportion as the other outstanding shares of Dart that are voted in such election or on such matter, so that the voting of the Trust Shares in such election or on such matter shall not change the outcome."

        2. Effectiveness. Dart is hereby authorized to deliver written notice of this Voting Trust Amendment to Richard B. Stone, as Voting Trustee under the Voting Trust Agreement. In accordance with Section 12 of the Voting Trust Agreement, the amendment of the Voting Trust Agreement set forth in
Section 1 of this Voting Trust Amendment shall be effective immediately upon the earlier of (i) the written acceptance of such amendment by Richard B. Stone, as Voting Trustee, or (ii) ten (10) days after written notice of this Voting Trust Amendment is delivered to





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Richard B. Stone pursuant to the first sentence of this Section 2.

        3. Counterparts. This Voting Trust Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Beneficiary and Dart have executed this Amendment, or have caused this Amendment to be executed on their behalf, on the date first above written.




                                     /S/ Ronald S. Haft
                                     ------------------------------------------
                                     RONALD S. HAFT


                                     DART GROUP CORPORATION


                                     By: /s/ Richard B. Stone
                                         ---------------------------------
                                         Name:  Richard B. Stone
                                         Title: Chief Executive Officer

                                     /s/ Elliot Arditti
                                         --------------------------------------
                                     Sr. Vice President and
                                              Corporate Secretary



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